Third Quarter Update 2025

2 Important Information Caution Regarding Forward-Looking Statements This presentation contains certain forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995, including those regarding First Bancorp's expectations or predictions of future financial or business performance or conditions. The forward-looking statements are inherently subject to risks and uncertainties. Forward-looking statements are typically identified by words such as "believe," "expect," "anticipate," "intend," "target," "estimate," "continue," "positions," "prospects" or "potential," by future conditional verbs such as "will," "would," "should," "could" or "may", or by variations of such words or by similar expressions. Such forward-looking statements include, but are not limited to, statements about future financial and operating results, expected cost savings, expected impact on future earnings, the Company's plans, objectives, expectations and intentions and other statements that are not historical facts. These forward- looking statements are subject to numerous assumptions, risks and uncertainties which change over time. Forward-looking statements speak only as of the date they are made and you are cautioned not to place undue reliance on any forward-looking statements. We assume no duty to update forward-looking statements. In addition to factors previously disclosed in First Bancorp’s reports filed with the Securities and Exchange Commission (“SEC”), including without limitation its Annual Reports on Form 10-K, its Quarterly Reports on Form 10-Q, and its Current Reports on Form 8-K, the following factors, among others, could cause actual results to differ materially from forward-looking statements: the financial success or changing strategies of the Company’s customers; the Company’s level of success in integrating acquisitions; actions of government regulators; the level of market interest rates; success and timing of business initiatives; competitive conditions; the inability to realize cost savings or revenues; the impact, extent and timing of technological changes; capital management activities; and general economic conditions. Non-GAAP Measures This presentation contains financial information, performance measures and statements that include non- GAAP (Generally Accepted Accounting Principles) measures and should be read along with related earnings releases and Forms 10-Q/K for the respective quarters and period ends, which provide a reconciliation of non-GAAP measures to GAAP measures. Management believes that these non-GAAP measures provide additional useful information that allows readers to evaluate the ongoing performance of First Bancorp. Non- GAAP measures should not be considered as an alternative to any measure of performance or financial condition as determined in accordance with GAAP, and investors should consider the Company’s performance and financial condition as reported under GAAP and all other relevant information when assessing the performance or financial condition of First Bancorp. Non-GAAP measures have limitations as analytical tools, and investors should not consider them in isolation or as a substitute for analysis of the Company’s results or financial condition as reported under GAAP.

3 Bank Holding Company First Bancorp Subsidiary Bank First Bank Headquarters Southern Pines, North Carolina Established 1935 as Bank of Montgomery Assets $12.8 billion Loans $8.4 billion Deposits $10.9 billion Branches * 113 in NC & SC Employees * 1,352 full-time equivalent employees Ranking 4th largest bank headquartered in NC (largest community bank) Market Capitalization # $2.0 billion – Ticker FBNC Stock Market/Indices NASDAQ Global Select Market, S&P SmallCap 600 Index, Russell 2000 Daily Average Trading Volume # 263,000 shares Insider Ownership # 1.81% Institutional Ownership # 74.82% Member of Russell 2000 Yes * Data is as of 9/30/25 # Data is as of 10/17/25 Company Overview

4 Our Core Values To be the best community bank in every community we serve and through every delivery channel we offer. Safety and Soundness We ensure long term financial stability by enhancing trust and confidence and providing a safe environment. Knowledge and Accuracy Employ the best associates and ensure all are well trained, establish quality standards and hold each other accountable. Courteous Service We treat customers and associates with respect, communicate effectively, and celebrate our unique contributions Convenience and Ease Our customers choose when, where and how they do business with us. Our Mission Our Footprint

5 National Recognition KBW Bank Honor Roll Top 4% of Banks Over $500 million in Assets - 2022 Included for the first time in a select group of 14 banks (4% of banking industry over $500 million) for increasing earnings per share for each of the past 10 years. Best Employer in North Carolina – 2023, 2024, and 2025 First Bank has formally been named BEST EMPLOYER in North Carolina, in the extra-large employer category, by Business NC for the last three years. First Bank was #1 in 2023 and 2024. S&P Global – Top 10 Public Banks Ranked 10th in performance of all public banks over $10 billion in assets for 2022. Forbes - Best In- State Banks Recognition – 2019, 2020, 2021, 2024 Ranked 1st or 2nd in North Carolina. Based on customer survey on satisfaction and the following attributes: • Trust • Terms & Conditions • Branch Services • Digital Services • Financial Advice

6 Q3 2025 Highlights Q3 2025 Q2 2025 CHANGE Net income (1) (2) $20.4 million $38.6 million -$18.2 million Provision for Credit Losses (1) $3.4 million $2.2 million -$1.2 million Diluted EPS (1) (2) $0.49 $0.93 -$0.44 Adjusted Diluted EPS $1.01 $0.93 +$0.08 ROA 0.64% 1.24% -60 bps Adjusted ROA 1.31% 1.24% +7 bps ROCE 5.14% 10.11% -497 bps Adjusted ROCE 10.55% 10.11% +44 bps ROTCE (3) 7.83% 15.25% -742 bps Adjusted ROTCE 15.66% 15.25% +41 bps Net Interest Margin (4) 3.45% 3.32% +13 bps Loan Yield 5.69% 5.53% +16 bps Total Cost of Deposits 1.46% 1.43% +3 bps Total Cost of Funds 1.51% 1.48% +3 bps 1. Q2 25 and Q3 25 include reductions of credit reserves for Hurricane Helene of $3.5 million pre-tax, or $0.06 per share after-tax and $4.0 million pre-tax, or $0.07 per share after- tax, respectively. 2. Q3 25 includes a securities loss of $27.9 million pre-tax, or $0.52 per share after-tax, due to a securities loss-earnback transaction. 3. Annualized net income divided by: average common shareholders’ equity less average total intangible assets, net. 4. Net-interest income divided by average earning assets.

Q3 2025 Summary

"We are very pleased with the Company's continued performance improvement. We have meaningful loan and deposit growth through three quarters and we have expanded our Net Interest Margin for six consecutive quarters. "

Richard H. Moore,
First Bancorp Chairman and CEO

Earnings	• 3Q 25 net income of $20.4 million ($41.8 million on an adjusted basis) • ROA of 0.64% (Adjusted ROA of 1.31%) • ROCE of 5.14% (Adjusted ROCE of 10.55%) • ROTCE 7.83% (Adjusted ROTCE of 15.66%) • Management continues to control expenses resulting in $60.2 million of NIE
Margin	• NIM increased 14 basis points to 3.46% • Net Interest Income +$5.8 million to $102.5 million • Loan Yield +16bps to 5.69% • Securities yield of 2.55% (+14 bps) • Total Cost of Deposits +3bps to 1.46%
Balance Sheet	• Total assets +$142.0 million • Loan growth of $193.6 million • Securities loss-earnback transaction, for which we booked a $27.9 million loss • Deposit growth of $50.8 million
Credit	• ACL coverage ratio of 1.44% • Annualized net charge-offs of 0.14% ($3.0 million) • Increased foreclosed real estate by $0.5 million • Helene credit reserves down $4.0 million to $3.5 million • NPA/Assets ratio remains low at 0.31%
Capital	• Capital position remains strong – o Tangible Common Equity Ratio 9.12% (+29 bps) o CET 1 Ratio 14.35%[1] (-29bps) o Total Risk-Based Capital 16.58%[1] (-32bps) o C&D and CRE concentration ratios within target range • Book value of $38.67 per share, (+ $1.14) • Tangible book value of $26.98 per share, (+ $1.16)

$41.8 million Adjusted net income	**$20.4 million** Net income
$1.01 Adjusted diluted EPS	**$0.49** Diluted EPS
3.46% NIM	**$102.5 million** Net Interest Income
50.7% Efficiency ratio	**1.31%** Adjusted ROA
$193.6 million, or +9.3% Linked quarter loan growth	**$50.8 million, or +1.9%** Linked quarter deposit growth
1.44% ACL ratio	**14.35%**[1] CET1 ratio

FIRST BANK

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8 3.31% 3.08% 2.97% 2.88% 2.80% 2.87% 2.90% 3.08% 3.27% 3.32% 3.47% 3.18% 2.95% 2.86% 2.78% 2.69% 2.77% 2.82% 2.99% 3.19% 3.26% 3.40% 2.50% 2.70% 2.90% 3.10% 3.30% 3.50% Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q2 2025 Reported Core Net Interest Margin (tax-equivalent) Net interest margin is calculated by dividing tax- equivalent net interest income by average earning assets. Core net interest margin excludes accretion from purchase accounting loan discounts

9 Margin Trends 3.32% 3.33% 3.30% 3.41% 3.42% 3.54% 3.32% 3.46% 2.50% 2.70% 2.90% 3.10% 3.30% 3.50% 3.70% April 2025 May 2025 June 2025 July 2025 August 2025 September 2025 2nd Quarter 2025 3rd Quarter 2025 Net Interest Margin 3.32% 3.33% 3.30% 3.43% 3.43% 3.55% 3.32% 3.47% 2.50% 2.70% 2.90% 3.10% 3.30% 3.50% 3.70% April 2025 May 2025 June 2025 July 2025 August 2025 September 2025 2nd Quarter 2025 3rd Quarter 2025 NIM – T/E

10 Loan Yields 5.22% 5.26% 5.32% 5.39% 5.45% 5.51% 5.51% 5.47% 5.52% 5.53% 5.69% 5.03% 5.08% 5.16% 5.25% 5.30% 5.37% 5.39% 5.34% 5.41% 5.44% 5.60% 4.90% 5.00% 5.10% 5.20% 5.30% 5.40% 5.50% 5.60% 5.70% 5.80% Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Stated Core

11 Asset Yield Trends 2.36% 2.43% 2.44% 2.45% 2.61% 2.61% 2.41% 2.55% 1.00% 1.20% 1.40% 1.60% 1.80% 2.00% 2.20% 2.40% 2.60% 2.80% April 2025 May 2025 June 2025 July 2025 August 2025 September 2025 2nd Quarter 2025 3rd Quarter 2025 Total Securities 4.70% 4.70% 4.68% 4.82% 4.84% 4.92% 4.69% 4.86% 4.00% 4.10% 4.20% 4.30% 4.40% 4.50% 4.60% 4.70% 4.80% 4.90% 5.00% April 2025 May 2025 June 2025 July 2025 August 2025 September 2025 2nd Quarter 2025 3rd Quarter 2025 Interest Earning Assets 5.55% 5.53% 5.51% 5.67% 5.65% 5.75% 5.53% 5.69% 5.00% 5.10% 5.20% 5.30% 5.40% 5.50% 5.60% 5.70% 5.80% April 2025 May 2025 June 2025 July 2025 August 2025 September 2025 2nd Quarter 2025 3rd Quarter 2025 Total Loans, Fees, & Accretion

12 Cost of Funds and Total Cost of Deposits 0.94% 1.29% 1.46% 1.64% 1.79% 1.81% 1.81% 1.62% 1.51% 1.48% 1.51% 0.75% 1.08% 1.27% 1.41% 1.56% 1.72% 1.76% 1.57% 1.46% 1.43% 1.46% 0.60% 0.80% 1.00% 1.20% 1.40% 1.60% 1.80% 2.00% Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Cost of Funds Deposits

13 Deposit Cost 2.13% 2.13% 2.15% 2.18% 2.20% 2.15% 2.14% 2.18% 1.50% 1.60% 1.70% 1.80% 1.90% 2.00% 2.10% 2.20% 2.30% April 2025 May 2025 June 2025 July 2025 August 2025 September 2025 2nd Quarter 2025 3rd Quarter 2025 Interest Bearing Deposits 1.43% 1.43% 1.44% 1.47% 1.48% 1.44% 1.43% 1.46% 1.00% 1.10% 1.20% 1.30% 1.40% 1.50% 1.60% April 2025 May 2025 June 2025 July 2025 August 2025 September 2025 2nd Quarter 2025 3rd Quarter 2025 Total Cost of Deposits

14 Strong Capital Levels First Bancorp maintains strong capital levels. The third quarter loan growth of $193.6 million was the driver of the decrease in regulatory capital ratios from Q2 2025 to Q3 2025, as loans have a higher risk weight than short term investments. Capital levels afford management strategic flexibility. Capital Ratios 8.83% 11.23% 14.64% 15.45% 16.90% 9.12% 11.18% 14.35% 15.14% 16.58% 4.00% 7.00% 8.50% 10.50% 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% 16.00% 18.00% TCE Tier 1 Leverage Capital Common Equity Tier 1 Tier 1 Capital Total Capital 6/30/2025 9/30/2025 Minimum 29 bps 5 bps 29 bps 31 bps 32 bps Capital ratios for Q3 2025 are preliminary and subject to change.

15 $10,505 $10,531 $10,745 $10,830 $10,881 1.76% 1.57% 1.46% 1.43% 1.46% 2.59% 2.31% 2.14% 2.14% 2.18% 5.00% 4.50% 4.50% 4.50% 4.25% $7,000 $7,500 $8,000 $8,500 $9,000 $9,500 $10,000 $10,500 $11,000 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% 8.00% 3Q '24 4Q '24 1Q '25 2Q '25 3Q '25 Deposits Total cost of deposits Interest bearing deposits Fed funds Strong Deposit Franchise Supported by Attractive Markets Total deposits ended at $10.9 billion, an increase of $51 million for the quarter, or 2% annualized. Brokered deposits remain minimal at September 30, 2025 at $5 million. Management has controlled interest expense, with total cost of deposits increasing 3 basis points in Q3 2025 after declines of 3 basis points, 11 basis points and 19 basis points for the three prior quarters. Deposits End-of-Period ($ in millions)

16 Granular, Diverse and Relationship- focused Customer Funding Base The Company benefits from a granular deposit franchise, with the top twenty depositors representing approximately 6% of total deposits. Consumer deposits represent 42% of total deposits. Business deposits represent 58% of total deposits. Uninsured and uncollateralized deposits represent approximately 34% of total deposits. Deposits End-of-Period ($ in millions) 9% 9% 8% 8% 8% 0% 0% 0% 0% 0% 40% 41% 41% 41% 41% 5% 5% 5% 5% 5% 14% 13% 14% 13% 13% 32% 32% 32% 33% 33% 3Q '24 4Q '24 1Q '25 2Q '25 3Q '25 Time deposits Brokered Money market Savings NOW Nonint trans accts $10,505 $10,531 $10,745 $10,830 $10,881

17 Allowance for Credit Losses – 9/30/25 Loans Outstanding Allowance for Credit Losses (ex Hurricane Helene) Allowance for Credit Losses (Hurricane Helene) % of Loans Outstanding Commercial and industrial $ 904,226 $ 18,528 $ 24 2.05% Construction, development & other land loans 688,302 9,465 199 1.40% Commercial real estate - owner occupied 1,337,345 20,776 332 1.58% Commercial real estate - non owner occupied 2,773,349 23,842 849 0.89% Multi-family real estate 535,681 5,277 123 1.01% Residential 1-4 family real estate 1,743,884 32,289 1,705 1.95% Home equity loans/lines of credit 365,488 3,072 268 0.91% Consumer loans 70,031 4,199 0 6.00% Unamortized net deferred loan costs (fees) 918 Total loans $ 8,419,224 $ 117,448 $ 3,500 1.44%

18 Asset Quality Trends 1.53% 1.51% 1.49% 1.47% 1.44% 1.00% 1.10% 1.20% 1.30% 1.40% 1.50% 1.60% Q3 24 Q4 24 Q1 25 Q2 25 Q3 25 ACL / Loans 0.29% 0.30% 0.27% 0.28% 0.31% 0.00% 0.05% 0.10% 0.15% 0.20% 0.25% 0.30% 0.35% 0.40% Q3 24 Q4 24 Q1 25 Q2 25 Q3 25 Nonperforming Asset Ratio 0.11% 0.04% 0.17% 0.06% 0.14% 0.00% 0.05% 0.10% 0.15% 0.20% 0.25% 0.30% Q3 24 Q4 24 Q1 25 Q2 25 Q3 25 Annualized Net Charge Offs 0.43% 0.39% 0.36% 0.42% 0.44% 0.00% 0.10% 0.20% 0.30% 0.40% 0.50% 0.60% Q3 24 Q4 24 Q1 25 Q2 25 Q3 25 Nonperforming Loan Ratio

19 Noninterest Income (Dollars in thousands) Q2 24 Q3 24 Q4 24 Q1 25 Q2 25 Q3 25 Service charges on deposit accounts $4,139 $4,320 $4,293 $3,767 $3,976 $4,225 Other service charges and fees 5,314 5,555 5,828 5,883 6,595 6,355 Presold mortgage loan fees and gains on sale 588 690 676 450 315 471 Commissions from sales of financial products 1,377 1,371 1,202 1,408 1,388 1,678 SBA loan sale gains 1,336 1,108 291 52 151 869 Bank-owned life insurance income 1,179 1,205 1,225 1,228 1,221 1,289 Securities losses, net -186 0 -36,820 0 0 -27,905 Other income, net 854 -670 128 114 695 139 Total noninterest income $14,601 $13,579 ($23,177) $12,902 $14,341 ($12,879) Our Noninterest income primarily relates to providing excellent services to our customers in the form of deposit and transaction services, mortgage financing and other financial products. These services are relatively stable across interest rate environments. Noninterest income also includes amounts related to other noninterest earning investments and gains/losses on the sales of investment securities.

20 Noninterest Expense $58,291 $59,850 $58,279 $57,893 $58,983 $60,211 61.0% 61.0% 56.5% 54.2% 52.5% 50.7% 45% 50% 55% 60% 65% $45,000 $47,500 $50,000 $52,500 $55,000 $57,500 $60,000 $62,500 Q2 24 Q3 24 Q4 24 Q1 25 Q2 25 Q3 25 Th ou sa nd s Non interest expense Efficiency ratio (Dollars in thousands) Q2 24 Q3 24 Q4 24 Q1 25 Q2 25 Q3 25 Salaries, incentives and commissions expense $27,809 $29,995 $28,447 $28,661 $29,005 $31,065 Employee benefit expense 6,703 6,495 6,702 6,095 6,187 5,751 Total personnel expense 34,512 36,490 35,149 34,756 35,192 36,816 Occupancy and equipment expense 4,877 4,883 4,700 5,192 5,195 5,145 Intangibles amortization expense 1,669 1,613 1,563 1,516 1,468 1,394 Other operating expenses 17,233 16,903 16,867 16,429 17,128 16,856 Total noninterest expenses $58,291 $59,889 $58,279 $57,893 $58,983 $60,211

21 Investment Thesis Bank that offers many of the product capabilities found in larger regional banks but delivers those services with a local community bank focus • Strong culture • Mobile Banking, Wealth Management, Credit Card, Treasury Services, and Mortgage Banking Centered in one of the fastest-growing regions in the U.S. Focused on high growth markets Stable, low-cost core deposit franchise • Built over 90 years of serving our communities • Strength of rural markets • Q3 2025 Total Cost of Deposits was 1.46% • Minimal wholesale funding Conservative Balance Sheet • Minimal credit risk in investment portfolio • Core funded • In market loan portfolio – almost no participations Market disruptions provide opportunity

22 Valuation Price to Tangible Common Book Value Chart reflects data available through S&P Global, and therefore the tangible book values are as of June 30, 2025 and the stock prices are as of October 17, 2025 for all companies presented. Based on 9/30/25 amounts for tangible common book value ($26.98) and FBNC stock price ($52.89), the Price to Tangible Book was 1.96x at that date. Source: S&P Global The above chart reflects the 10/17/2025 closing stock price and 6/30/2025 tangible common book value. .97x 1.43x 1.51x 1.54x 1.7x 1.71x 1.71x 1.75x 1.84x 1.85x - 0.50 1.00 1.50 2.00 SFST UCB UBSI TOWN SBCF FCBC ABCB FBK AUB FBNC Price / Tangible Common Book Value Median = 1.70X

23 Valuation Price to Earnings Based on SNL Mean Normalized 2025 EPS Estimate of $3.61, the FBNC price to earnings ratio is 13.2x based on October 17, 2025, closing price for FBNC stock of $47.67. Source: S&P Global 10.9x 11.1x 11.3x 11.5x 12.2x 12.5x 12.6x 13.2x 13.5x 16.1x AUB UBSI UCB TOWN ABCB SFST FCBC FBNC FBK SBCF Price / 2025 Consensus EPS - Normalized Median – 12.3x The above chart reflects the 10/17/2025 closing stock price and 2025 EPS Estimate as of that date.

24 North Carolina & South Carolina Great States for Business High Influx of Population North Carolina is currently the 9th most populous state – • Projected 7th by 2040 – and within 1% of 5th most populated • 4th highest net increase in population in 2024 • Projected to grow 20% over the next 20 years – 5th highest total growth South Carolina is the 23rd most populous state – • The No. 1 fastest growing state by percentage change in 2023 and 4th fastest in 2024. 5th highest net increase in population in 2023 and 10th highest in 2024. • Projected to increase 18% between 2024 and 2042 America’s Top States for Business • North Carolina ranked No. 1 in America’s Top States for Business – 2022 and 2023 (CNBC), 2022 (Forbes), and Top Five in 2024 (CNBC, Forbes, CEO Magazine, Business Facilities). • South Carolina has trended up 20 points since 2021 to No. 19 for 2024 (CNBC) • South Carolina’s economy is 12th in the nation (CNBC) Tax-friendly states – NC is phasing out corporate income tax and SC’s corporate tax rate is among the lowest in the Southeast North Carolina Pension System – Ranked strongest in the nation by Moody’s Both states have an AAA Bond Rating

25 Service Excellence Standards Convenience and Ease Our customers choose when, where, and how they do business with us. Courteous Service We treat customers and fellow associates with respect, effectively communicate, and celebrate our unique contributions. Knowledge and Accuracy We employ the best associates and ensure all associates are well trained, establish quality standards, and hold each other accountable. Safety and Soundness We ensure long term financial stability by enhancing trust and confidence by providing a safe environment.

26 Corporate Citizenship

27 Corporate Citizenship First Bank has long been a committed partner in the many communities it serves across the Carolinas. The following are just some of the investment areas made over the recent years. A proud Carolinas community partner since 1935 Ensuring Equitable Access to Education — Area public schools and community colleges — Communities in schools — STEAM Programs — Summer camps Improving the Lives of Neighbors in Need — HBCU and college scholarships — Literacy programs and book drives — Boys and Girls Club chapters — United Way chapters across the Carolinas — Habitat for Humanity affiliates as volunteers and with our Habitat Loan Origination Program — Women’s shelters and organizations — Food banks and numerous drives — The American Red Cross — Partnership for Children — Smart Start — COVID relief funds, meals for frontline workers, and programs for victims of domestic violence Promoting Business and Economic Growth — Foundations — Business incubators — Local community economic development organizations — Entrepreneurship competitions — Small business financial education seminars — Events recognizing local business leaders

28 We treat customers and associates with respect, communicate effectively and celebrate the unique contributions of each individual. We strive to build an inclusive organization that represents the communities we serve. Social Responsibility Diversity Council Represent the ideas and concerns of associates regarding diversity and inclusion and ensure all efforts align with Our Promise to Service Excellence Serve as a communication channel, providing advice and assistance to leadership in promoting respect, inclusion, opportunity and community in our workplace Create a work environment that demonstrates all views are respected and provides equal access to opportunities for growth and advancement Ensure all open positions have a diverse pool of candidates, and our job requirements align with the markets we serve • Established recruiting relationships with North Carolina HBCUs • Joined NCWorks to improve visibility of open positions Diversity and Inclusion We provide financial education resources and tools to help members of our communities build brighter financial futures. Financial Wellness Teach Children to Save First Bank is an active participant in the American Bankers Association’s Teach Children to Save efforts, with associates making more than 185 visits to schools across the Carolinas and the bank matching those visits with $172,000 in donations. First@Work Through the Bank’s First@Work program, Bank associates offer in-person and online financial education seminars for employees at local businesses and at events in their communities. Educational Resources First Bank maintains many educational resources covering a range of topics like personal finance, budgeting, starting a business, buying a home, and understanding a credit score. These are frequently and widely shared through the Bank’s social media channels, including Facebook, Twitter, LinkedIn, and Instagram. The Learning Lab Built specifically for teens ages 12-18, the Learning Lab online modules provide financial education through fun, game-like scenarios on a variety of topics, including budgeting, savings, and investing.

29 Thank you!